                                                                   EXHIBIT 10.21


                       FIRST AMENDMENT TO CREDIT AGREEMENT


                  FIRST AMENDMENT, dated as of February 25, 2005 (this "Amendment"), to the Amended and Restated Credit Agreement, dated as of March 19, 1999, as amended and restated as of October 31, 2003 (such Amended and Restated Credit Agreement, as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among DURA AUTOMOTIVE SYSTEMS, INC., as parent guarantor ("DASI"), DURA OPERATING CORP., TRIDENT AUTOMOTIVE LIMITED, DURA HOLDING GERMANY GMBH, DURA AUTOMOTIVE SYSTEMES EUROPE, S.A. and DURA AUTOMOTIVE SYSTEMS (CANADA), LTD., as borrowers (collectively, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), JPMORGAN CHASE BANK, N.A. (formerly known as JPMorgan Chase Bank), as administrative agent (in such capacity, the "Administrative Agent"), and BANK OF AMERICA, N.A., as syndication agent and collateral agent.


                              W I T N E S S E T H:

                  WHEREAS, DASI and the Borrowers have requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Credit Agreement, upon the terms and subject to the conditions set forth below;

                  NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, DASI, the Borrowers, the Lenders and the Administrative Agent hereby agree as follows:

                  1. Definitions. All terms defined in the Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein.

                  2. Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by inserting, in proper alphabetical order, the following new defined term and related definition:

                  "Senior Unsecured Indebtedness": any unsecured Indebtedness of DASI or any of its Subsidiaries that (a) will not mature prior to the final maturity date of the Tranche C Term Loans; (b) has no scheduled amortization or payments of principal prior to the final maturity date of the Tranche C Term Loans; (c) has covenant, default and remedy provisions no more onerous or expansive in scope than those set forth in this Agreement; (d) if such Indebtedness is guaranteed, shall not have any guarantor that is not a Guarantor under this Agreement; and
                  (e) is otherwise on terms and conditions reasonably satisfactory to the Administrative Agent.

                  3. Amendments to Section 2.11. Section 2.11(a) of the Credit Agreement is hereby amended in its entirety as follows:

                  "2.11 Mandatory Prepayments and Revolving Commitment Reductions. (a) If (i)(A) any Indebtedness is issued or incurred by DASI or any of its Subsidiaries pursuant to
                  Section 7.2(f) or (g), the proceeds of which are not concurrently applied to the other purposes specified in
                  Section 7.2(f) or (g) and (B) as of the end of the fiscal quarter immediately preceding the issuance or incurrence of such Indebtedness the Senior Leverage Ratio is greater than or equal to 2.00 to 1.00, or (ii) any Indebtedness is issued or incurred by DASI or any of its Subsidiaries pursuant to
                  Section 7.2(o), then an amount equal to

                  100% of the Net Cash Proceeds thereof shall be applied on the date of such issuance or incurrence toward the prepayment of the Tranche C Term Loans and the reduction of the U.S.$ Revolving Commitments as set forth in Section 2.11(d)."

                  4. Amendments to Section 7.1.

                  (a) Section 7.1(a) of the Credit Agreement is hereby amended by deleting the table appearing at the end of subsection 7.1(a) of the Credit Agreement and substituting in lieu thereof the following:



                                    Fiscal Quarter                     Ratio
                                    --------------                     -----
                            March 31, 2005                          6.00 to 1.00
                            June 30, 2005                           5.75 to 1.00
                            September 30, 2005                      5.50 to 1.00
                            December 31, 2005                       5.25 to 1.00
                            March 31, 2006                          5.25 to 1.00
                            June 30, 2006                           4.75 to 1.00
                            September 30, 2006                      4.50 to 1.00
                            December 31, 2006                       4.50 to 1.00
                            March 31, 2007                          4.50 to 1.00
                            June 30, 2007                           4.50 to 1.00
                            September 30, 2007                      4.00 to 1.00
                            December 31, 2007                       4.00 to 1.00
                            March 31, 2008                          4.00 to 1.00
                            June 30, 2008                           4.00 to 1.00
                            September 30, 2008                      3.75 to 1.00

                  (b) Section 7.1(b) of the Credit Agreement is hereby amended by deleting the table appearing at the end of subsection 7.1(b) of the Credit Agreement and substituting in lieu thereof the following:



                                    Fiscal Quarter                     Ratio
                                    --------------                     -----
                            March 31, 2005                          2.75 to 1.00
                            June 30, 2005                           2.75 to 1.00
                            September 30, 2005                      2.50 to 1.00
                            December 31, 2005                       2.50 to 1.00
                            March 31, 2006                          2.50 to 1.00
                            June 30, 2006 and thereafter            2.25 to 1.00


                  (c) Section 7.1(c) of the Credit Agreement is hereby amended by deleting the table appearing at the end of subsection 7.1(c) of the Credit Agreement and substituting in lieu thereof the following:



                                    Fiscal Quarter                     Ratio
                                    --------------                     -----
                            March 31, 2005                          1.80 to 1.00
                            June 30, 2005                           1.90 to 1.00
                            September 30, 2005                      1.90 to 1.00
                            December 31, 2005                       1.90 to 1.00
                            March 31, 2006                          1.90 to 1.00
                            June 30, 2006                           2.00 to 1.00
                            September 30, 2006                      2.00 to 1.00
                            December 31, 2006                       2.00 to 1.00
                            March 31, 2007                          2.00 to 1.00
                            June 30, 2007                           2.00 to 1.00
                            September 30, 2007                      2.25 to 1.00
                            December 31, 2007                       2.25 to 1.00
                            March 31, 2008                          2.25 to 1.00
                            June 30, 2008                           2.25 to 1.00
                            September 30, 2008                      2.50 to 1.00


                  5. Amendments to Section 7.2.


                  (a) Section 7.2 of the Credit Agreement is hereby amended by deleting the "and" at the end of clause (m) thereof and inserting immediately prior to the "." at the end of clause
                  (n) thereof, the following:

                  "and;

                  (o) Senior Unsecured Indebtedness or Subordinated Indebtedness in an aggregate principal amount not to exceed $125,000,000 at any one time outstanding, provided that the Net Cash Proceeds thereof are applied to prepay the Tranche C Term Loans in accordance with Section 2.11"

                  6. Amendments to Section 7.4. Clause (g) of Section 7.4 of the Credit Agreement is hereby amended in its entirety as follows:

                  "(g) customary indemnification obligations incurred in connection with Acquisitions, asset Dispositions or the issuance of Senior Unsecured Indebtedness or Subordinated Indebtedness permitted hereunder."


                  7. Amendments to Section 7.12. Section 7.12 of the Credit Agreement is hereby amended in its entirety as follows:

                  "7.12 Restrictions on Subsidiaries. Permit any Subsidiary to enter into any agreement or instrument (except (a) the agreements relating to (i) Indebtedness incurred pursuant to
                  Section 7.2(o) or (ii) the Senior Unsecured Notes similar to those in effect on the Closing Date and (b) customary restrictions imposed on the Finance Subsidiary in connection with the Permitted Receivables Transactions) which by its terms restricts the ability of such Subsidiary (i) to declare or pay dividends or make similar distributions, (ii) to repay principal of, or pay any interest on, any indebtedness owed to Dura or any other Subsidiary, (iii) to make payments of royalties, licensing fees and similar amounts to

                  Dura or any other Subsidiary or (iv) to make loans or advances to Dura or any other Subsidiary."

                  8. Representations; No Default. On and as of the date hereof, and after giving effect to this Amendment, (i) DASI and each Borrower certifies that no Default or Event of Default has occurred or is continuing, and (ii) DASI and each Borrower confirms, reaffirms and restates that the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects, provided that the references to the Credit Agreement therein shall be deemed to be references to the Credit Agreement as amended by this Amendment.

                  9. Amendment Fee. In consideration of the agreement of the Required Lenders to the amendments contained herein, DASI and the Borrowers agree to pay to each Lender (hereinafter, an "Executing Lender") which executes and delivers this Amendment to the Administrative Agent or its counsel by 12:00 noon, New York City time, on Friday, February 25, 2005, an amendment fee in an amount equal to 0.125% of such Executing Lender's Aggregate Exposure on the Effective Date (as defined below), after giving effect to the repayment required by paragraph 10(d) below. The amendment fee shall be payable by DASI and the Borrowers on the Effective Date in immediately available funds to the Administrative Agent on behalf of the applicable Executing Lender.

                  10. Conditions to Effectiveness. This Amendment shall become effective on and as of the date (the "Effective Date") that:

                  (a) the Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by a duly authorized officer of DASI and each Borrower;

                  (b) the Administrative Agent shall have received executed Lender Consent Letters, substantially in the form of Exhibit A hereto ("Lender Consent Letters"), from Lenders whose consent is required pursuant to Section 10.1 of the Credit Agreement;

                  (c) The Administrative Agent shall have received all fees required to be paid on or before the Effective Date, and all expenses required to be paid on or before the Effective Date for which invoices have been timely presented. The reasonable fees and expenses of legal counsel shall be paid not later than 10 days after receipt of an invoice from such counsel, whether before or after the Effective Date; and

                  (d) Dura shall have repaid $35,000,000 of principal of the Tranche C Term Loans outstanding plus any accrued interest thereon, to be paid and applied as set forth in Sections 2.10 and 2.17, respectively.

                  11. Limited Consent and Amendment. Except as expressly amended herein, the Credit Agreement shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

                  12. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  13. Loan Document. This Amendment is deemed to be a "Loan Document" for purposes of the Credit Agreement.

                  14. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                           DURA AUTOMOTIVE SYSTEMS, INC.


                           By:  /s/ DAVID R. BOVEE
                              --------------------------------------------------
                              Name:  David R. Bovee
                              Title: Vice President and Chief Financial Officer

                           DURA OPERATING CORP.


                           By:  /s/ DAVID R. BOVEE
                              --------------------------------------------------
                              Name:  David R. Bovee
                              Title: Vice President and Chief Financial Officer

                           TRIDENT AUTOMOTIVE LIMITED


                           By:  /s/  DAVID R. BOVEE
                              --------------------------------------------------
                              Name:   David R. Bovee
                              Title:  Vice President and Chief Financial Officer

                           DURA HOLDING GERMANY GMBH


                           By:  /s/  JURGEN VON HEYDEN
                              --------------------------------------------------
                              Name:  Jurgen von Heyden
                              Title: Division President Body & Glass

                           DURA AUTOMOTIVE SYSTEMES EUROPE S.A.


                           By:  /s/  FRANCOIS BOULANGER
                              --------------------------------------------------
                              Name:  Francois Boulanger
                              Title: President

                           DURA AUTOMOTIVE SYSTEMS (CANADA), LTD.


                           By:  /s/  DAVID R. BOVEE
                              --------------------------------------------------
                              Name:   David R. Bovee
                              Title:  Vice President and Chief Financial Officer

                                JPMORGAN CHASE BANK, as a Lender and as
                                Administrative Agent


                                By:  /s/ KAREN M. SHARF
                                   ---------------------------------------------
                                   Name:  Karen M. Sharf
                                   Title: Vice President


                                BANK OF AMERICA, N.A., as a Lender and as
                                Syndication Agent and as Collateral Agent


                                By:  /s/  LYNN W. STETSON
                                   ---------------------------------------------
                                   Name:  Lynn W. Stetson
                                   Title: SVP, Industrial Portfolio Manager